Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Gregory K. Chow, the Senior Vice President and Chief Financial Officer of Aptose Biosciences Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2021

/s/ Gregory K. Chow
Name: Gregory K. Chow
Title: Executive Vice President and Chief Financial Officer